                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-22207

                  Oppenheimer Master Event Linked Bond Fund LLC
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: September 30

                      Date of reporting period: 12/31/2009

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                                     PRINCIPAL
                                                                      AMOUNT            VALUE
                                                                    ----------       -----------
EVENT-LINKED BONDS--92.0%
EARTHQUAKE--12.3%
Midori Ltd. Catastrophe Linked Nts., 3.034%, 10/24/12(1,2)          $2,000,000       $ 1,950,600
Multicat Mexico 2009 Ltd. Catastrophe Linked Nts., 11.559%,
10/19/12(2)                                                            517,000           518,034
Muteki Ltd. Catastrophe Linked Nts., 4.673%, 5/24/11(1,2)            2,000,000         1,952,114
Newton Re Ltd. Catastrophe Linked Nts., Series 2007-1, Cl. A,
4.899%, 12/24/10(1,2)                                                1,000,000           993,024
Redwood Capital XI Ltd. Catastrophe Linked Nts., 0%,
1/10/11(1,2,3)                                                         350,000           350,088
                                                                                     -----------
                                                                                       5,763,860
                                                                                     -----------
LONGEVITY--4.3%
Osiris Capital plc Catastrophe Linked Combined Mortality Index
Nts., Series D, 5.284%, 1/15/10(1,2,4)                               2,000,000         1,999,920
                                                                                     -----------
MULTIPLE EVENT--29.4%
Atlas Reinsurance plc Catastrophe Linked Nts., 11%, 1/10/11(1,2)     1,500,000 EUR     2,131,722
Calabash Re III Ltd. Catastrophe Linked Nts., Series A-1,
15.481%, 6/15/12(2)                                                    500,000           552,208
East Lane Re II Ltd. Catastrophe Linked Nts., 14.79%, 4/7/11(1,2)      250,000           245,779
Merna Reinsurance Ltd. Catastrophe Linked Nts.:
Series B, 2.001%, 7/7/10(1,2)                                        1,000,000           985,100
Series C, 3.001%, 7/7/10(2)                                          1,000,000           989,200
Nelson Re Ltd. Catastrophe Linked Nts., Series 2008-1, Cl. H,
12.44%, 6/6/11(2)                                                    4,250,000           534,544
Residential Re 2009 Catastrophe Linked Nts.:
Series CL2, 17%, 6/6/12(2)                                             300,000           326,123
Series CL4, 12.50%, 6/6/12(2)                                          500,000           537,175
Residential Reinsurance 2007 Ltd. Catastrophe Linked Nts.:
Series CL1, 7.506%, 6/7/10(1,2)                                      2,000,000         2,023,300
Series CL2, 11.756%, 6/6/11(1,2)                                     2,000,000         1,987,550
Residential Reinsurance 2009 Catastrophe Linked Nts.,
Series CL1, 13%, 6/6/12(2)                                             250,000           269,094
Successor II Ltd. Catastrophe Linked Nts.:
Series CIII, 17.005%, 4/6/10(1,2)                                    2,000,000         2,006,124
Series IVF, 25.14%, 5/6/10(5)                                          300,000           288,610
Successor X Ltd. Catastrophe Linked Nts.:
17.855%, 12/9/10(1,2,5)                                                250,000           212,750
23.131%, 12/9/10(1,5)                                                  250,000           203,281
Topiary Capital Ltd. Catastrophe Linked Nts., 5.031%, 8/5/11(1,2)      500,000           483,691
                                                                                     -----------
                                                                                      13,776,251
                                                                                     -----------
WINDSTORM--46.0%
Akibare Ltd. Catastrophe Linked Nts.:
Cl. A, 3.217%, 5/22/12(1,2)                                          2,000,000         1,939,276
Cl. B, 3.417%, 5/22/12(1,2)                                            500,000           484,595
Blue Coast Ltd. Catastrophe Linked Nts., Series B, 15.004%,
12/8/10(2)                                                           1,500,000         1,431,263


               1 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                                     PRINCIPAL
                                                                      AMOUNT            VALUE
                                                                    ----------       -----------
Blue Fin Ltd. Catastrophe Linked Nts., Series 1, Cl. A, 5.294%,
4/10/12(1,2)                                                        $1,250,000 EUR    $1,579,815
East Lane Re III Ltd. Catastrophe Linked Nts., 10.54%,
3/16/12(1,2)                                                           750,000           784,050
Eurus II Ltd. Catastrophe Linked Bonds, Series 09-1, Cl. A,
7.478%, 4/6/12(1,2)                                                    577,000 EUR       843,411
Fhu-Jin Ltd. Catastrophe Linked Nts., Cl. B, 4.181%, 8/10/11(1,2)    2,000,000         1,988,400
Green Valley Ltd. Catastrophe Linked Nts., 4.341%, 1/10/11(1,2)      1,400,000 EUR     1,956,994
Ibis Re Ltd. Catastrophe Linked Nts.:
Series A, 10.549%, 5/10/12(2)                                          250,000           268,169
Series B, 14.504%, 5/10/12(2)                                          300,000           330,548
Longpoint RE Ltd. Catastrophe Linked Nts.:
5.40%, 12/18/13(1,2)                                                 1,176,000         1,174,530
5.40%, 12/24/12(1,2)                                                   636,000           635,173
Montana Re Ltd. Catastrophe Linked Nts., 10.004%, 12/7/12(1,2)         250,000           248,150
Multicat Mexico 2009 Ltd. Catastrophe Linked Nts., 10.309%,
10/19/12(2)                                                            250,000           250,250
Mystic Re Ltd. Catastrophe Linked Nts., 10.254%, 6/7/11(1,2)         2,000,000         2,040,800
Nelson Re Ltd. Catastrophe Linked Nts., Series 2007-I, Cl. A,
12.173%, 6/21/10(1,2)                                                2,000,000         1,989,900
Parkton Re Ltd. Catastrophe Linked Nts., 10.50%, 5/6/11(1,2)           750,000           785,497
Willow Re Ltd. Catastrophe Linked Nts.:
6/16/10(6,7)                                                         1,276,000           894,795
3.861%, 6/17/11(1,2)                                                 2,000,000         1,970,400
                                                                                     -----------
                                                                                      21,596,016
                                                                                     -----------
Total Event-Linked Bonds (Cost $47,458,480)                                           43,136,047

                                                                      SHARES
                                                                    ----------
INVESTMENT COMPANY--6.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%(8,9)
(Cost $2,961,206)                                                    2,961,206         2,961,206
                                                                     ---------       -----------
TOTAL INVESTMENTS, AT VALUE (COST $50,419,686)                            98.3%       46,097,253
OTHER ASSETS NET OF LIABILITIES                                            1.7           800,209
                                                                     ---------       -----------
NET ASSETS                                                               100.0%      $46,897,462
                                                                     =========       ===========

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

EUR   Euro

(1.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $35,946,037 or 76.65% of the Fund's net assets as of December 31, 2009.

(2.) Represents the current interest rate for a variable or increasing rate security.

(3.) Interest rate is less than 0.0005%.

(4.) A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See accompanying Notes.

(5.) Zero coupon bond reflects effective yield on the date of purchase.

(6.) Issue is in default. See accompanying Notes.

(7.) Illiquid security. The aggregate value of illiquid securities as of December 31, 2009 was $894,795, which represents 1.91% of the Fund's net assets. See accompanying Notes.


               2 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

(8.) Rate shown is the 7-day yield as of December 31, 2009.

(9.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                           SHARES           GROSS        GROSS          SHARES
                                                     SEPTEMBER 30, 2009   ADDITIONS   REDUCTIONS   DECEMBER 31, 2009
                                                     ------------------   ---------   ----------   -----------------
Oppenheimer Institutional Money Market Fund, Cl. E       1,086,692        6,654,093    4,779,579       2,961,206

                                                        VALUE     INCOME
                                                     ----------   ------
Oppenheimer Institutional Money Market Fund, Cl. E   $2,961,206   $1,120

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of December 31, 2009 based on valuation input level:

                                          LEVEL 1--           LEVEL 2--            LEVEL 3--
                                      UNADJUSTED QUOTED   OTHER SIGNIFICANT       SIGNIFICANT
                                           PRICES         OBSERVABLE INPUTS   UNOBSERVABLE INPUTS      VALUE
                                      -----------------   -----------------   -------------------   -----------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Event-Linked Bonds                        $       --          $42,785,959          $350,088         $43,136,047
Investment Company                         2,961,206                   --                --           2,961,206
                                          ----------          -----------          --------         -----------
Total Investments, at Value                2,961,206           42,785,959           350,088          46,097,253
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts               --              328,696                --             328,696
                                          ----------          -----------          --------         -----------
Total Assets                              $2,961,206          $43,114,655          $350,088         $46,425,949
                                          ----------          -----------          --------         -----------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts       $       --          $   (13,898)         $     --         $   (13,898)
                                          ----------          -----------          --------         -----------
Total Liabilities                         $       --          $   (13,898)         $     --         $   (13,898)
                                          ----------          -----------          --------         -----------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.


               3 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS      VALUE      PERCENT
-------------------   -----------   -------
United States         $24,090,067     52.3%
Supranational           8,543,697     18.5
Japan                   8,314,985     18.0
European Union          4,380,220      9.5
Mexico                    768,284      1.7
                      -----------    -----
Total                 $46,097,253    100.0%
                      ===========    =====

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF DECEMBER 31, 2009 ARE AS FOLLOWS:

                                               CONTRACT AMOUNT       EXPIRATION                 UNREALIZED     UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION   BUY/SELL       (000'S)              DATE        VALUE      APPRECIATION   DEPRECIATION
---------------------------------   --------   ---------------       ----------   ----------   ------------   ------------
RBS GREENWICH CAPITAL:
Euro (EUR)                               Buy               275 EUR     2/16/10    $  394,202     $     --        $13,898
Euro (EUR)                              Sell             4,802 EUR     2/16/10     6,883,476      328,696             --
                                                                                                 --------        -------
Total unrealized appreciation and
   depreciation                                                                                  $328,696        $13,898
                                                                                                 ========        =======

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.


               4 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies during the period.

EVENT-LINKED BONDS. The Fund invests in "event-linked" bonds. Event-linked bonds, which are sometimes referred to as "catastrophe" bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of December 31, 2009 is as follows:

Cost                                $1,233,333
Market Value                        $  894,795
Market Value as a % of Net Assets         1.91%

CONCENTRATION RISK. Focusing on one type of investment, event-linked bonds, rather than a broad spectrum of investments, makes the Fund's share price particularly sensitive to market, economic and natural and non-natural events that may affect this investment type. The Fund's investment in event-linked bonds may be speculative and subject to greater price volatility than other types of investments.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities


               5 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors defined below:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.


               6 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

The Fund's actual exposure to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of December 31, 2009, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $328,696, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $314,798 as of December 31, 2009 In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of December 31, 2009 the Fund has not required certain counterparties to post collateral.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the


               7 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

ILLIQUID SECURITIES

As of December 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.


               8 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master Event Linked Bond Fund LLC


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 02/08/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 02/08/2010


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 02/08/2010